UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2009
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Stevens Avenue, Suite 210, Solana Beach, California	92075
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Pursuant to the employment agreement, as amended, between David F. Hale and Somaxon Pharmaceuticals, Inc. (“Somaxon”), Mr. Hale’s service as Somaxon’s Executive Chairman of the Board came to an end as of Somaxon’s 2009 Annual Meeting of Stockholders, which was held on June 9, 2009 (the “2009 Annual Meeting”). From and after the 2009 Annual Meeting, Mr. Hale will return to his previous role as Somaxon’s non-executive Chairman of the Board. Mr. Hale will be compensated in such role under Somaxon’s Director Compensation Policy applicable to its non-employee directors.
(e) At the 2009 Annual Meeting, Somaxon’s stockholders approved the amendment and restatement of Somaxon’s 2005 Equity Incentive Award Plan (the “2005 Plan”). Pursuant to the amendment and restatement, the term of the 2005 Plan was extended until 2019 and the list of performance criteria that may be used for purposes of granting awards under the 2005 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, was expanded.
     For a description of the 2005 Plan, as amended and restated, please see “Proposal 2, Approval of Amendment and Restatement of 2005 Equity Incentive Award Plan” in Somaxon’s definitive proxy statement for the 2009 Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2009 (the “2009 Proxy Statement”), which is incorporated herein by reference. The text of the 2005 Plan as amended and restated is attached as Appendix A to the 2009 Proxy Statement.
Item 8.01. Other Events.
     On June 4, 2009, Somaxon announced that it resubmitted its New Drug Application to the U.S. Food and Drug Administration (the “FDA”) for Silenor® (doxepin) for the treatment of insomnia. The resubmission includes additional statistical analyses of Silenor clinical data relating to the durability of subjective sleep maintenance efficacy. It also includes the results of Somaxon’s completed clinical trial of doxepin that evaluated the potential for electrocardiogram effects. The FDA has indicated that the review cycle for the resubmission will be six months.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
10.1	2005 Equity Incentive Award Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Somaxon Pharmaceuticals, Inc. with the Securities and Exchange Commission on April 30, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: June 10, 2009
	By:	/s/ Richard Pascoe
	Name:	Richard Pascoe
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	2005 Equity Incentive Award Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Somaxon Pharmaceuticals, Inc. with the Securities and Exchange Commission on April 30, 2009).